Exhibit 99.1

Kohler Midwest Utilities Conference August 21, 2015 Ludington Pumped Storage Fourth largest in the world Ray Compressor Station #1 LDC in gas storage Cross Winds ?Energy Park #2 in renewable sales in the Great Lakes area

This presentation is made as of the date hereof and contains “forward-looking statements” as defined in Rule 3b-6 of the Securities Exchange Act of 1934, Rule 175 of the Securities Act of 1933, and relevant legal decisions. The forward-looking statements are subject to risks and uncertainties. All forward-looking statements should be considered in the context of the risk and other factors detailed from time to time in CMS Energy’s and Consumers Energy’s Securities and Exchange Commission filings. Forward-looking statements should be read in conjunction with “FORWARD-LOOKING STATEMENTS AND INFORMATION” and “RISK FACTORS” sections of CMS Energy’s and Consumers Energy’s Form 10-K for the year ended December 31, 2014 and as updated in subsequent 10-Qs. CMS Energy’s and Consumers Energy’s “FORWARD-LOOKING STATEMENTS AND INFORMATION” and “RISK FACTORS” sections are incorporated herein by reference and discuss important factors that could cause CMS Energy’s and Consumers Energy’s results to differ materially from those anticipated in such statements. CMS Energy and Consumers Energy undertake no obligation to update any of the information presented herein to reflect facts, events or circumstances after the date hereof. The presentation also includes non-GAAP measures when describing CMS Energy’s results of operations and financial performance. A reconciliation of each of these measures to the most directly comparable GAAP measure is included in the appendix and posted on our website at www.cmsenergy.com. CMS Energy provides historical financial results on both a reported (Generally Accepted Accounting Principles) and adjusted (non-GAAP) basis and provides forward-looking guidance on an adjusted basis. Management views adjusted earnings as a key measure of the company’s present operating financial performance, unaffected by discontinued operations, asset sales, impairments, regulatory items from prior years, or other items. These items have the potential to impact, favorably or unfavorably, the company’s reported earnings in future periods. Investors and others should note that CMS Energy routinely posts important information on its website and considers the Investor Relations section, www.cmsenergy.com/investor-relations, a channel of distribution.

Why Invest in CMS Energy? Our Growth Engineti (2015-2024 Capex) $15.5 Billion 5%—7% EPS a growth More “upside” $5 bil NOT yet in Plan! a Adjusted EPS (non-GAAP) Supported By SIDES create headroom (Investment, Sales, Cost, & DIG) PARTNERS in progress (Customers, Regulators, & Policy Makers) PASSION to improve for customers AND owners (Value, Reliability, & Environment) SELF-FUNDED! . . . . next 10 years even brighter than last 10 year record!

Simple, Perhaps Unique CMS Growth Model . . . . Plan Capital investment (drives EPS growth) 5%—7% - O&M cost reductions -2 pts - Sales growth— 1/2 - No “block” equity dilution -1 - Surcharges and other -1 1/2 Investment self-funded -5 pts Rate increase at or below inflation <2% . . . . drives sustainable growth.

Investment “Catch-up” . . . . Capex (bils) $1.8 “Catch-up” One of first with a ten year plan > $1.5 per year Capex as a Percent of Market Capa 2005—2014 2015—2024 CMS 10% 16% Peers 15 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024             a Based on December 31, 2014 information percent of market cap Source: 10K; actual amounts through 2014 smoothed for illustration . . . . creating an opportunity for the next ten years.

Capex Up 45% . . . . 2005-2014 2015-2024 $10.7 bil $15.5 bil +45% Gas Infrastructure Electric Gas Electric 27% Maintenance Infrastructure Maintenance 37% Electric Environ. Reliability Smart Energy New Generation New Generation Percent of Energy Smart Reliability Electric Mkt Cap Environmental – CMS 10% 16% – Peers 15 Opportunity +30% Opportunity $20 + bil Infra 21% . . . . with more opportunity and no “big bets” over ten years!

O&M Cost Reductions . . . . 2006 2014 2018 Down 7% Down 10% or 2%/yr $1.1 bil $1.0 bil $0.9 bil Inflation Inflation ?2% ?2% Coal to Gas Switching (Zeeland) Smarter benefit plans Productivity/Attrition Coal to Gas Switching (Jackson) “Pole Top” Hardening Productivity/Smart Energy . . . . provide more “headroom” for more capital investment.

O&M Cost Performance . . . . Electric Annual Growth (2014 over 2006) Peer Average >5% Consumers—2.7% Source: SNL, Form 1, Electric Non-fuel O&M O&M Cost Savings 2014 2014 & 2015 2018 (mils) (mils) Attrition $—35 $—75 Productivity (Coal Gas)—35—50 “Pole Top” Hardening—30—30 Smart Meters—5—25 Eliminate Waste (UA’s)—15—20 Mortality Tables & +50 + 50 Discount Rates Service Upgrades +10 + 50 Net Savings $—60 $—100 Percent Savings—6%—10% 2% FAST START! a year! . better than peers with substantial upside.

Sales Growth . . . . Our Service Territorya Outperforms             a Grand Rapids b Annualized numbers thru June Annual Electric Sales c Industrial Total 6% Conservative 2% 1%  1/2% 2010-2014 2015—2019 Post-Recession Future             c Weather normalized vs. prior year . . . . planned conservatively.

Economic Growth . . . . Examples of New Business Electric Gas Combination Announcement Bayer CropScience One of the world’s leading crop science companies Secures 70 jobs $50 million investment Dicastal Durolast Roofing Continental Dairy Betz GM Assembly Plasan Enbridge Magna-Cosma Dart Post MSU FRIB WKW MACI Denso Brembo Industries MW Total Up 168 . . almost 3% of additional sales growth.

No “Block Equity” Dilution . Typical utility Model w/o NOLs < 6% < 5% -1% Rate Base Dilution EPS Growth Growth CMS Model w/ NOLs 6% 6% 0 Rate Base Dilution EPS Growth Growth . . . . under CMS growth model.

Simple, Perhaps Unique CMS Growth Model . . . . Plan Opportunity Capital investment (drives EPS growth) 5%—7% 6%—8% - O&M cost reductions -2 pts Short-term - Sales growth— 1/2 ROA return - No “block” equity dilution -1 and/or - Surcharges and other -1 1/2 Long-term Investment self-funded -5 pts Replace PPAs Rate increase at or below inflation <2% <2% . . . . drives sustainable growth.

PPAs (2,000 MW) Create Unique Opportunity for . . . . PPA vs Owned Capacity 30% 10% 5% Peers CMS Today CMS Future Opportunity 2,000 MW $2 Bil Investment Amount (mils) PPAs $(650) New Gas Build 650 Annual Customer Impact zero . more capacity investment, without increasing bills.

ROA (800 MW) Create Unique Opportunity for. . . Potential Return 800 MW “One-Way Door” Decision Build Decision Today Future Opportunity $150 million subsidy 0.02% of customers on ROA (~300 customers) Could lower rates 4% for everyone if all returned Build new generation capacity, funded by return . . . . more capacity investment, without increasing bills; 10% return worth five years of growth.

Capacity & Energy Price Increases . . . . Was Now Future Scenarios (mils) (mils) (mils) + $25 – $50 $65 Energy more Capacity $55 $40 $35 $15 $5 Capacity price < $0.50 ? $2.00 $4.50 $7.50 ($ kW per (Prior) (Forecast) (CONE) month) New Business Long-term Energy 250 MW at $4.00 per kWm (6/14) 250 MW ? $5.75 per kWm (4/15) Recent Capacity Long-term > $3.30 Near-term ? $4.50 Upside: Capacity and energy contracts layered in over time . . . . adding value to our “DIG” plant.

Electric Customer Prices . . . . Residential Bills 20 % Worse National Avg Residential bills well below U.S. average Better (13)% (13)% Rates Rates & Rates & Act 169 Fuel (17)% -20 2013 2014 2015 2016 Plus Industrial Rates 30% 26% Worse 4% Midwest Avg Flat Policy could (8)% Better eliminate gap -30 2013 2014 2015 2016 Plus . . . . affordable for residential and improving for industrial customers.

Customer Satisfaction . . . . Electric 1st Quartile #4 2nd Quartile #6 3rd Quartile 4th Quartile Present 2010 2012 2014 Rank 2016 Residential Business Gas #3 1st Quartile 2nd Quartile #9 3rd Quartile 4th Quartile Present 2010 2012 2014 Rank 2016 Residential Business . . . . continues to improve rapidly.

CMS Energy .. . . . +5% to +7% /year 7% CAGR Recession Recession Help Hurt We work with anyone and in any condition 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 Future Cold Mild Hot Warm Mild Cold Summer- Hot Hot Warm Mild Polar Cold winter summer summer winter summer winter “less” summer summer winter summer vortex Feb. Governor (D) Governor (R) Commission (D) Commission New (D) Commission (R) . . consistent growth through recession, adverse weather, changing policy leaders . . . .

Michigan Energy Law . . . . “Retail Open Access” Efficiency Renewables IRP process . builds off the 2008 law, adding growth opportunities.

Constructive Regulation . . . . Commission John Quackenbush (R), Chairman Term Ends: July 2, 2017 Sally Talberg (I) Term Ends: July 2, 2019 Norm Saari (R) Term Ends: July 2, 2021 Newly appointed! Tier 1 State Ranking . . . is supported by a quality Commission and a strong Law.

CMS Energy Consistent Growth . . . . Future Shines Bright a EPS a +5% to +7% / $2.50 year +7% /year Last 7 Years Next 5 Years             a Adjusted EPS (non-GAAP) Sustainable Future Growth Past Next 5 Performance Years Investment (bils) $6.4 $7.6 (2010-2014) Capacity Opl O&M Reductions (10)% (7)% (2006-2014) Conservative Sales Growth +1% + 1/2% (2010-2014) Conservative Energy Policy 2008 Improved Law Law . . . . even easier, with lots of upsides.

Appendix

Clean Power Plan Lbs CO (per MWh) 2 (Preliminary — Emission Rate) 2500 Consumers Energy 2005 Baseline Retire 950 MW coal State of Michigan Target Projected outlook with 20% renewables —investment not yet in Plan 0 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030 . . . . positioned well for compliance.

Capacity Diversity . . . . Nuclear Oil 8% 6% Renewables 9% Coal 34% Pumped Storage 2014 11% Gas 32% Oil 6% Nuclear 8% Renewables 3% Pumped Coal Storage 41% 11% 2005 Gas 31% Nuclear Oil 8% Purchases 6% 3% Coal 24% Renewables 10% 2017 Pumped Storage Gas 12% 37% . . . . evolving to cleaner generation while becoming more cost competitive.

Rate Base Growth . . . . 10 Years of Growth Rate Base (bils) $20 +6% /year Depreciation 0 Investment 2015—2024 Amount (bils) Gas Infrastructure $ 5.8 & Maintenance Electric Reliability 2.3 Smart Energy 0.4 Environmental 0.9 New Generation 1.1 Electric Maintenance 5.0 Plan Investment $ 15.5 . . . . drives EPS growth 5%—7% a year.

Growing the Gas Business . . . Capital Investment Capex (bils) $ 6 $5.8 +100%New Customers infrastructure $2.9 Pipeline Integrity Capacity & Deliverability Civic Improvement Compression & Storage Smart Energy 0 & Other Last 10 Next 10 Gas Service Territory Gas service area Transmission line Compressor stations Freedom Pipeline Storage fields Replacement Interconnects • 6.3 miles • $185 million capex . expanding one of the largest systems in the country.

Rate Cases .. . . . Gas (mils) $21 $85 $64 Investment Cost of Capital, Filed 7/17 Upgrades, & Other Electric Track Record Date Step Amount (mils) May 2013 Settlement $ 89 2014 Stay out June 2015 Self-implement 110 Dec. 2015 Order expected 2 1/2 years since last order! . . . fair and timely.

MISO Zone 7 Capacity . . . . 2016 Forecasted Shortfall (MW) June June 2014 2015 CMS & DTE Purchase IPPs New Build Lower Demand -3,000 Source: MISO Impact New capacity to meet shortfall not assumed More upside to $15.5 billion capex plan Creates upside pressure in capacity prices — DIG opportunity . shortfall expected to be 1,300 MW.

Generation Strategy: New Supply Sources . . . . Levelized cost of new build (¢/kWh) 25 New Build Consumers Energy Sources 22¢ 15¢ 12¢ 11¢ Back 10¢ -up 7¢ 6¢ 8¢ 7¢ 5¢ 6¢ 5¢ Back -up 6¢ 9¢ 5.5¢ ? 6¢ 5 Zeeland Cross Winds Big Palisades 0 Combined Cycle Gas Plant Wind Coal Nuclear Residential Solar Gas price= $3.00 $4.50 $6.00 W/ tax W/o tax W/ emission Today Future credit credit controls $3.00 per $2.00 per watt watt? .. . combined cycle gas is the most attractive new source of supply.

Operating Cash Flow Growth . . . . Amount Up $0.6 Billion (bils) Gross operating cash flowa up $0.1 billion per year $ 2.6 $2.5 2.1 $1.8 $1.9 1.6 $1.55 1.1 0.6 Investment 0.1 Cash flow before dividend (0.4)              (0.9) a Non-GAAP 2014 2015 2016 2017 2018 2019 2020 NOLs & Credits $0.7 $0.7 $0.7 $0.5 $0.3 $0.2 $0.1 . . . . up $0.6 billion or 30% over five years!

O&M “Reinvestment” Helps CUSTOMERS . . . . Adjusted EPS (non-GAAP) 2014 17¢ 2015 O&M 2016 Reinvestment Savings (mils) (mils) DIG outage $ (8) $ 10 Forestry (5) 5 Donations & other (5) 5 Total $ (18) $ 20 13¢ Weather 12¢ Natural Offsets (4) 2015 Cost & Other 5 Flex Items Total 13¢ • O&M choices +7% - • Alt. financing • Plant outage +5% • Contributions • Contributions Guidance January March 31 June 30 september 30 December . AND provides sustainable, premium growth for INVESTORS.

GAAP Reconciliation

CMS ENERGY CORPORATION Earnings Per Share By Year GAAP Reconciliation (Unaudited) 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 Reported earnings (loss) per share—GAAP ($0.30) $0.64 ($0.44) ($0.41) ($1.02) $1.20 $0.91 $1.28 $1.58 $1.42 $1.66 $1.74 After-tax items: Electric and gas utility 0.21 (0.39) — (0.07) 0.05 0.33 0.03—0.17 — Enterprises 0.74 0.62 0.04 (0.02) 1.25 (0.02) 0.09 (0.03) (0.11) (0.01) * 0.03 Corporate interest and other 0.16 (0.03) 0.04 0.27 (0.32) (0.02) 0.01 * (0.01) * * * Discontinued operations (income) loss (0.16) 0.02 (0.07) (0.03) 0.40 (*) (0.08) 0.08 (0.01) (0.03) * (*) Asset impairment charges, net — 1.82 0.76 0.60 — — — - Cumulative accounting changes 0.16 0.01 — — — — — Adjusted earnings per share, including MTM—non-GAAP $0.81 $0.87 $1.39 $0.57 $0.84 $1.21 (a) $1.26 $1.36 $1.45 $1.55 $1.66 $1.77 Mark-to-market impacts 0.03 (0.43) 0.51 Adjusted earnings per share, excluding MTM—non-GAAP NA $0.90 $0.96 $1.08 NA NA NA NA NA NA NA NA * Less than $500 thousand or $0.01 per share. (a) $1.25 excluding discontinued Exeter operations and accounting changes related to convertible debt and restricted stock.

CMS Energy Reconciliation of Gross Operating Cash Flow to GAAP Operating Activities (unaudited) (mils) 2014 2015 2016 2017 2018 2019 2020 Consumers Operating Income + Depreciation & Amortization $ 1,813 $ 1,920 $ 2,027 $ 2,145 $ 2,266 $ 2,401 $ 2,515 Enterprises Project Cash Flows 20 20 40 58 62 67 71 Gross Operating Cash Flow $ 1,833 $ 1,940 $ 2,067 $ 2,203 $ 2,328 $ 2,468 $ 2,586 Other operating activities including taxes, interest payments and working capital (386) (390) (567) (603) (628) (668) (686) Net cash provided by operating activities $ 1,447 $ 1,550 $ 1,500 $ 1,600 $ 1,700 $ 1,800 $ 1,900

CUSTOMERS Customer Satisfaction . . . . Electric 1st Quartile #4 2nd Quartile #6 3rd Quartile 4th Quartile Present 2010 2012 2014 Rank 2016 Residential Business Gas #3 1st Quartile 2nd Quartile #9 3rd Quartile 4th Quartile Present 2010 2012 2014 Rank 2016 Residential Business . . . . continues to improve rapidly. INVESTORS O&M “Reinvestment” Helps Customers. . . Adjusted EPS (non-GAAP) 2014 17¢ 2015 O&M 2016 Reinvestment Savings (mils) (mils) DIG outage $ (8) $ 10 Forestry (5) 5 Donations & other (5) 5 Total $ (18) $ 20 13¢ Weather 12¢ Natural Offsets (4) 2015 Cost & Other 5 Flex Items Total 13¢ • O&M choices +7% - • Alt. financing • Plant outage +5% • Contributions Guidance January March 31 June 30 september 30 December . . . . AND provides sustainable, premium growth for INVESTORS. INVESTOR INFORMATION CMS Energy Corporation Phil McAndrews (517) 788-1464 Investor Relations Department Travis Uphaus (517) 768-3114 One Energy Plaza, Jackson, MI 49201 www.cmsenergy.com OUR MODEL; OUR PLAN OUTPERFORMED FOR A DECADE: NEXT DECADE EVEN BRIGHTER 12 year track record (EPS and dividend growth) Capex — 100% organic (no “big bets”) Self-funded — No block equity dilution! (5 years!) World-class cost performance planning Conservative sales (under promise/over deliver) World-class regulation and law August 2015

CMS ENERGY
Actual
Plan
Upsides NOT in Plan
7% /year
+5% - +7%
Adjusted EPS
Dividend
$0.81
$0.90
$0.96
$1.08
Int'l Sale
$0.84
$1.21
$1.26
$1.36
$1.45
$1.55
$1.66
$1.77
$1.89
$1.86
20¢
36¢
50¢
66¢
84¢
96¢
$1.02
$1.08
$1.16
2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 Future
Gross OCF
(bils)
$1.3
+ $0.5
$1.8
+ $0.8
$2.6
2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020
Self-funded (No block equity dilution)
$1 bil capex =
+$100 mil
+10¢
OCF
EPS
CapEx
Gas Infrastructure
Electric Reliability
Smart Energy
Environmental
New Generation
Electric Maintenance
2005 - 2014
$10.7 B
Organic Growth +45%
2015 - 2024
$15.5 B
Opportunity
$16.5 + B
+30%
Opportunity
$20 + B
Upside
Generation capacity
Gas infrastructure
Grid modernization
Renewables
No "Big Bets"
% of Mkt Cap
– CMS
– Peers
Base Rates
10%
11
< 2%
16%
15
< 2%
21%
> 2%
O&M Cost
(bils)
2006
$1.1
Down 10%
Peers up 42%
2014
$1.0
Down 7%
2018
$0.9
Residential Bills
20%
National Avg
2013 2014 2015 2016
Industrial Rates
30%
Midwest Avg
Policy could create an advantage
2013 2014 2015 2016
Electric Sales
(Ind. / Total)
-5%
-2.5%
5%
1%
8.7%
2.8%
2%
½%
Conservative
2008 - 2009 Recession
2010 - 2013 Recovery
2014
2015 - 2019 Future
+1% sales = $20 mil OCF = 5¢ EPS

Energy Policy

2008 Law

- Energy efficiency standards
- File and implement
- 10% renewables by 2015
- 10% ROA cap

2015 Update

	Sen. Nofs	Gov. Snyder	Rep. Nesbitt
ROA	Keep "cap" 3-year capacity requirement; "one way door"; No subsidy	Keep "cap" 5-year capacity requirement; "Fair choice"; No subsidy	End "ROA" Fully regulated
Efficiency	1%/yr waste reduction through 2018	Eliminate 15% energy waste	Repeal present program
Renewables	IRP Process		

- New capacity
  - Gas combined cycle -- $700 million
  - Renewables -- $1 billion
- New Energy Efficiency
  - Incentive/ rate base
  - Decoupling
- Eliminate ROA subsidy = $150 million

This placemat contains "forward-looking statements"; please refer to our SEC filings for information regarding the risks and uncertainties that could cause our results to differ materially. It also contains non-GAAP measures. Reconciliations to most directly comparable GAAP measures are found in the accompanying handout or on our website at www.cmsenergy.com
Non-GAAP; As of June 30, 2015